Exhibit 23.11


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 16, 1996, on the financial statements of TELEFENUA SA for the year ended December 31, 1995, and all related financial statement schedules, which reports appear in the February 28, 1998 Annual Report on Form 10-K of United International Holdings, Inc.

                                               PAPEETE
                                               January 27, 1999

                                               /S/  Jean-Pierre Gosse
                                               ----------------------
                                               Jean-Pierre GOSSE